UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	April 13, 2009
(Date of earliest event reported)	April 9, 2009

ONEOK PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On April 9, 2009, ONEOK, Inc. announced that a representative of ONEOK, Inc. will present at the American Gas Association Financial Forum in Las Vegas, Nevada, on May 4, 2009. The presentation will begin at approximately 12:10 p.m. Eastern Daylight Time (11:10 a.m. Central Daylight Time).

The presentation will be conducted by Jim Kneale, president and chief operating officer of ONEOK, Inc. Mr. Kneale is also president and chief operating officer of ONEOK Partners, L.P.

The conference will be webcast and will be accessible on ONEOK, Inc.’s Web site, www.oneok.com.  A replay of the webcast will be archived for 30 days after the conference.

ONEOK, Inc. will also post the presentation on its Web site on Sunday, May 3, 2009, beginning at 12:00 p.m. Eastern Daylight Time (11:00 a.m. Central Daylight Time).

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK, Inc. dated April 9, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	April 13, 2009	By:	/s/ Curtis L. Dinan
Executive Vice President - Chief Financial Officer and Treasurer